UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 13, 2004

                           Pemco Aviation Group, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-13829                   84-0985295
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)              File No.)             Identification No.)


                             1943 North 50th Street
                            Birmingham, Alabama 35212
          (Address of principal executive offices, including zip code)

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       Registrant's telephone number, including area code: (205) 592-0011

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Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.


         Exhibit
         Number                                Description of Exhibit
     -------------------     ---------------------------------------------------
         99.1                Press release issued by Pemco Aviation Group, Inc.
                             on August 13, 2004.


Item 12. Results of Operations and Financial Condition.

     On August 13, 2004, Pemco Aviation Group, Inc. issued a press release regarding its financial results for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Pemco Aviation Group, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 16, 2004                        PEMCO AVIATION GROUP, INC.

                                             By: /s/ John R. Lee
                                             ---------------------------------
                                             Name: John R. Lee
                                             Title: Sr. Vice President and Chief
                                                    Financial Officer




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                                  EXHIBIT INDEX

         Exhibit
         Number                                Description of Exhibit
     -------------------     ---------------------------------------------------
          99.1               Press release issued by Pemco Aviation Group, Inc.
                             on August 13, 2004.